EXHIBIT 10.14

CONTINENTAL AIRLINES, INC.

LONG TERM INCENTIVE AND RSU PROGRAM

(As Amended and Restated Through February 18, 2009)

I.  PURPOSE OF PROGRAM

This Continental Airlines, Inc. Long Term Incentive and RSU Program (the “Program”) has been adopted by the Human Resources Committee of the Board of Directors of Continental Airlines, Inc., a Delaware corporation (the “Company”), to implement in part the Performance Award provisions of the Continental Airlines, Inc. Incentive Plan 2000 (as amended from time to time, the “Incentive Plan 2000”) adopted by the Board of Directors of the Company, and is intended to provide a method for attracting, motivating, and retaining key employees to assist in the development and growth of the Company and its Subsidiaries.  The Program and Awards hereunder shall be subject to the terms of the Incentive Plan 2000, including (a) with respect to Profit Based RSU Awards and Stock Price Based RSU Awards, the limitations on the maximum number of shares of stock that may be subject to awards granted under the Incentive Plan 2000 to any one individual during any calendar year, and (b) with respect to NLTIP Awards, the limitations on the maximum value of Awards contained in Section 5(a)(iii) of the Incentive Plan 2000.

The Program as set forth herein constitutes an amendment and restatement of the Program as previously adopted and amended by the Company and as in effect on December 31, 2008 (the “Prior Program”), and shall supersede and replace in its entirety such previously adopted Prior Program.  This amendment and restatement of the Prior Program into the Program was adopted by the Human Resources Committee of the Company’s Board of Directors on February 18, 2009, and shall be effective as of January 1, 2009.  The terms and conditions of this amendment and restatement of the Program shall apply to all Awards granted under the Program, including, without limitation, Awards granted under the Prior Program.

II.  DEFINITIONS AND CONSTRUCTION

2.1           Definitions.  Where the following words and phrases are used in the Program, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

(a) “Administrator” means (i) in the context of Awards made to, or the administration (or interpretation of any provision) of the Program as it relates to, any person who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (including any successor section to the same or similar effect, “Section 16”), the Committee, or (ii) in the context of Awards made to, or the administration (or interpretation of any provision) of the Program as it relates to, any person who is not subject to Section 16, the Chief Executive Officer of the Company (or, if the Chief Executive Officer is not a director of the Company, the Committee), unless the Program specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Program) specifies that it shall serve as Administrator.

(b) “Annual Executive Bonus Program” means the Continental Airlines, Inc. Annual Executive Bonus Program, or any successor to such program.

(c) “Award” means, with respect to each Participant for a Performance Period, such Participant’s opportunity to earn a Payment Amount for such Performance Period, upon the satisfaction of the terms and conditions of the Program.  Awards shall relate to an NLTIP Performance Target (“NLTIP Awards”), a Stock Price Based RSU Performance Target (“Stock Price Based RSU Awards”), or a Profit Based RSU Performance Target (“Profit Based RSU Awards”).  Awards hereunder constitute Performance Awards (as such term is defined in the Incentive Plan 2000) under the Incentive Plan 2000.

(d) “Award Notice” means a written notice issued by the Company to a Participant evidencing such Participant’s receipt of an Award with respect to a Performance Period.

(e) “Base Amount” means the sum of (i) the annual base rate of pay paid or payable in cash by the Company and the Subsidiaries to or for the benefit of a Participant for services rendered or labor performed, plus (ii) an additional amount equal to (1) for all Participants other than those described in Section 2.1(dd)(vi), 2.1(dd)(vii) or 2.1(dd)(viii) below, 125% of the amount described in clause (i), and (2) for all Participants described in Section 2.1(dd)(vi), 2.1(dd)(vii) or 2.1(dd)(viii) below, 37.5% of the amount described in clause (i).  Base Amount shall be determined without reduction for amounts a Participant could have received in cash in lieu of (A) elective deferrals under any deferred compensation plan of the Company or (B) elective contributions made on such Participant’s behalf by the Company or a Subsidiary pursuant to a qualified cash or deferred arrangement (as defined in section 401(k) of the Code) or pursuant to a plan maintained under section 125 of the Code.

(f) “Basis Point” means one one-hundredth of one percent (0.01%).

(g) “Board” means the Board of Directors of the Company

(h) “Cash Hurdle” means, with respect to an NLTIP Performance Period or a Profit Based RSU Performance Period, the dollar amount specified by the Committee as the Cash Hurdle with respect to such Performance Period as provided in Section 3.1, and achievement of the Cash Hurdle means (i) in the case of an NLTIP Performance Period, that the Company’s cash flow over such Performance Period is such that the Company’s cash, cash equivalents and short term investments (excluding restricted cash, cash equivalents and short term investments) at the end of such Performance Period, as reflected on the regularly prepared and publicly available balance sheet of the Company and its consolidated subsidiaries prepared in accordance with GAAP, is equal to or greater than that dollar amount so specified by the Committee as the Cash Hurdle for such Performance Period, and (ii) in the case of a Profit Based RSU Performance Period, that the Company’s cash flow over the period beginning on the first day of such Performance Period and ending on the last day of the Fiscal Year prior to the applicable Specified Payment Date (the “Cash Hurdle Measurement Period”) is such that the Company’s cash, cash equivalents and short term investments (excluding restricted cash, cash equivalents and short term investments) at the end of such Cash Hurdle Measurement Period, as reflected on the regularly prepared and publicly available balance sheet of the Company and its consolidated subsidiaries prepared in accordance with GAAP, is equal to or greater than that dollar amount so specified by the Committee as the Cash Hurdle for such Performance Period.

(i) “Change in Control” shall have the same meaning as is assigned to such term under the Incentive Plan 2000, as in effect on March 12, 2004, taking into account amendments effected on that date.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means a committee of the Board comprised solely of two or more outside directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code).  Such committee shall be the Human Resources Committee of the Board unless and until the Board designates another committee of the Board to serve as the Committee.

(l) “Company” means Continental Airlines, Inc., a Delaware corporation.

(m) “Company Stock” means the Class B common stock, par value $0.01 per share, of the Company.

(n) “Cumulative Profit Sharing Pool” means, with respect to the last day of a Fiscal Year in a Profit Based RSU Performance Period, the aggregate amount of the Profit Sharing Pools, if any, for such Fiscal Year and for all prior Fiscal Years in such Profit Based RSU Performance Period.

(o) “Cumulative Profit Sharing Pool Target” means, with respect to a Profit Based RSU Performance Period, the dollar amount specified by the Committee as the Cumulative Profit Sharing Pool Target with respect to such Performance Period as provided in Section 3.1.  The Committee may set multiple levels for the Cumulative Profit Sharing Pool Target that may apply to a single Profit Based RSU Performance Period (and each such level is referred to herein as a “Cumulative Profit Sharing Pool Target Level”), and the Payout Structure relating to the Profit Based RSU Award for such Performance Period may specify different Profit Based RSU Payment Percentages depending on the Cumulative Profit Sharing Pool Target Level achieved.  Achievement of a Cumulative Profit Sharing Pool Target means that, as of the last day of a Fiscal Year in the Profit Based RSU Performance Period, the Cumulative Profit Sharing Pool equals or exceeds a Cumulative Profit Sharing Pool Target Level that has not been so achieved as of the last day of any prior Fiscal Year in such Profit Based RSU Performance Period (and the Cumulative Profit Sharing Pool Target shall be deemed achieved for such Fiscal Year only with respect to the highest such Cumulative Profit Sharing Pool Target Level so achieved for such Fiscal Year).

(p) “Disability” or “Disabled” means, with respect to a Participant, that such Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of such Participant’s employer.

(q) “EBITDAR” means, with respect to the Company and each company in the Industry Group and each NLTIP Performance Period, the aggregate earnings of the Company or such company and its consolidated subsidiaries during the Performance Period, determined prior to the charges, costs, and expenses associated with interest, income taxes, depreciation, amortization, and aircraft rent.  EBITDAR shall be determined based on the regularly prepared and publicly available statements of operations of the Company and each company in the Industry Group prepared in accordance with GAAP (and if necessary to determine certain items, based on Form 41 data filed by the Company or such company with the Department of Transportation); provided, however, that EBITDAR shall be adjusted to exclude (i) non-operating income or expense, (ii) write-offs of assets (including aircraft and associated parts), (iii) one-time gains or losses from the disposal of assets, and (iv) any other item of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, in each case under clauses (i), (ii), (iii) and (iv) as determined by the Committee in accordance with GAAP.  If the fiscal year of a company in the Industry Group is not the calendar year, then such company’s EBITDAR for an NLTIP Performance Period shall be determined based upon the fiscal quarters of such company that coincide with the fiscal quarters contained in such Performance Period. Further, if a company in the Industry Group provides publicly available statements of operations with respect to its airline business that are separate from the statements of operations provided with respect to its other businesses, then such company’s EBITDAR shall be determined based solely upon the separately provided statements of operations pertaining to its airline business.

(r) “EBITDAR Margin” means, with respect to the Company and each company in the Industry Group and each NLTIP Performance Period, the cumulative EBITDAR for the Company or such company for such Performance Period divided by the Company’s or such company’s cumulative revenues (determined on a consolidated basis based on the regularly prepared and publicly available statements of operations of the Company or such company prepared in accordance with GAAP) over such Performance Period; provided, however, that, with respect to NLTIP Performance Periods beginning on or after January 1, 2007, such cumulative revenues shall be adjusted to exclude any item determined to be extraordinary or unusual in nature or infrequent in occurrence as determined by the Committee in accordance with GAAP.  If the fiscal year of a company in the Industry Group is not the calendar year, then such company’s EBITDAR Margin for an NLTIP Performance Period shall be determined based upon the fiscal quarters of such company that coincide with the fiscal quarters contained in such Performance Period.  Further, if a company in the Industry Group provides publicly available statements of operations with respect to its airline business that are separate from the statements of operations provided with respect to its other businesses, then such company’s EBITDAR Margin shall be determined based solely upon the separately provided statements of operations pertaining to its airline business.

(s) “Eligible Employee” means any individual who is a staff vice president or more senior officer of the Company or a Subsidiary.

(t) “Entry EBITDAR Margin” means, with respect to each NLTIP Performance Period, the percentage determined by calculating the simple average of the EBITDAR Margins of the companies in the Industry Group with respect to such Performance Period.  Notwithstanding the foregoing, with respect to each NLTIP Performance Period beginning on or after January 1, 2007, the term “Entry EBITDAR Margin” means the percentage determined by dividing (i) the cumulative EBITDAR of all companies in the Industry Group for such Performance Period by (ii) all such companies’ cumulative revenues (determined as provided in Section 2.1(r)) over such Performance Period.

(u) “Financial Performance Hurdle” means, with respect to a particular Fiscal Year, that the Company’s net income for such Fiscal Year, as set forth on its regularly prepared and publicly available consolidated statements of operations prepared in accordance with GAAP, is greater than $0 (or, with respect to the first Fiscal Year under the Program, greater than $66 million).

(v) “Fiscal Year” means each 12-consecutive month period commencing on January 1; provided, however, that the first Fiscal Year under the Program shall be the nine-consecutive month period commencing on April 1, 2006.

(w) “GAAP” means United States generally accepted accounting principles, consistently applied.

(x) “Incentive Plan 2000” means the Continental Airlines, Inc. Incentive Plan 2000, as amended from time to time.

(y) “Industry Group” means, with respect to each NLTIP Performance Period, the companies determined in accordance with the provisions of Article V for such Performance Period.

(z) “Market Value per Share” means, as of any specified date, the simple average of the closing sales prices of Company Stock in the principal securities market in which the Company Stock is then traded over the 20 most recent consecutive Trading Days ending on the last Trading Day preceding the specified date, adjusted appropriately by the Committee for any stock splits, stock dividends, reverse stock splits, special dividends or other similar matters occurring during or with respect to any relevant measurement period.

(z1)           “Maximum Aggregate Payment Amount” means, with respect to each RSU subject to a Profit Based RSU Award for which the Profit Based RSU Performance Period begins on or after January 1, 2009, an amount equal to the product of (i) the Profit Based RSU Payment Percentage applicable to the highest Cumulative Profit Sharing Pool Target Level specified by the Committee with respect to such Award multiplied by (ii) a dollar amount determined by the Committee in its sole discretion; provided, however, that the Committee may, in its sole discretion, determine whether or not to establish a Maximum Aggregate Payment Amount with respect to any particular RSU.  The Maximum Aggregate Payment Amount, if any, with respect to an RSU subject to an outstanding Profit Based RSU Award shall be subject to appropriate adjustment by the Committee for any stock splits, stock dividends, reverse stock splits, special dividends or other similar matters relating to Company Stock occurring after the date of grant of such Award.

(aa) “NLTIP Performance Period” means each three-year period commencing on the first day of a calendar year that begins on or after January 1, 2005.  Notwithstanding the foregoing, no new NLTIP Performance Period shall commence on or after the date upon which a Change in Control occurs, unless otherwise determined by the Committee.

(bb) “Participant” means an Eligible Employee who has received an Award under the Program with respect to a Performance Period pursuant to Section 4.1.

(cc) “Payment Amount” (A) with respect to Stock Price Based RSU Awards means, with respect to each Participant and each Stock Price Based RSU Performance Period with respect to which the Stock Price Based RSU Performance Target is satisfied, an amount equal to 100% of the RSU Value, determined as of the last day of the relevant Stock Price Based RSU Performance Period (or, in the event of a Change in Control, as of the date of the Change in Control, or in the event of death, Disability or Retirement of a Participant, as of the date of such death, Disability or Retirement), (B) with respect to NLTIP Awards means, with respect to each Participant and each NLTIP Performance Period for which the NLTIP Performance Target is satisfied, an amount equal to (i) such Participant’s Base Amount in effect as of the earlier of (1) the last day of such NLTIP Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, multiplied by (ii) the Payout Percentage applicable to such Participant for such NLTIP Performance Period, and (C) with respect to each Profit Based RSU Award and related Profit Based RSU Performance Period, means each amount payable pursuant to Section 6.2(b), 6.3(b) and 6.4(b).  Notwithstanding the foregoing, a Payment Amount may be pro-rated as provided in the Program.

(dd) “Payout Percentage” means, with respect to each NLTIP Performance Period for which the NLTIP Performance Target is satisfied:

(i)           In the case of a Participant who is the Company’s Chief Executive Officer as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 75% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 50 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(ii)           In the case of a Participant who is the Company’s President as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 70% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 20 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 45 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(iii)           In the case of a Participant who is an Executive Vice President of the Company as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 50% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(iv)           In the case of a Participant who is a Senior Vice President of the Company (or the President of a Subsidiary) as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 30% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 20 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 20 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(v)           In the case of a Participant (other than a Participant described in any of clauses (i), (ii), (iii) or (iv) above) who is a participant in the Annual Executive Bonus Program as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 25% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 15 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 15 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(vi)           In the case of a Participant who is designated as a Category 1 officer by the Administrator and is not described in any of clauses (i), (ii), (iii), (iv) or (v) above as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 40% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 15 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 30 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(vii)           In the case of a Participant who is designated as a Category 2 officer by the Administrator and is not described in any of clauses (i), (ii), (iii), (iv), (v) or (vi) above as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 30% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 10 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period; and

(viii)                      In the case of a Participant who is designated as a Category 3 officer by the Administrator and is not described in any of clauses (i), (ii), (iii), (iv), (v), (vi) or (vii) above as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant’s death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 15% plus (A) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 5 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 10 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company’s EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period.

(ee) “Payout Structure” means, with respect to each Profit Based RSU Performance Period, a Profit Based RSU Payment Percentage determined by the Committee to apply to each Cumulative Profit Sharing Pool Target Level relating to such Performance Period.  The Payout Structure for each Profit Based RSU Performance Period shall be determined by the Committee as provided in Section 3.1.

(ff) “Performance Period” means an NLTIP Performance Period, a Stock Price Based RSU Performance Period or a Profit Based RSU Performance Period, as applicable or as the context requires.

(gg) “Performance Target” means (A) with respect to an NLTIP Performance Period, that (1) the Cash Hurdle with respect to such Performance Period has been achieved, and (2) the Company’s EBITDAR Margin with respect to such Performance Period equals or exceeds the Entry EBITDAR Margin with respect to such Performance Period (clauses (A)(1) and (2) together, the “NLTIP Performance Target”), (B) with respect to a Stock Price Based RSU Performance Period, that the Market Value per Share at any date during the Performance Period has been equal to or greater than the Target Price with respect to such Performance Period (clause (B), the “Stock Price Based RSU Performance Target”), or (C) with respect to a Profit Based RSU Performance Period, that, as of the last day of a Fiscal Year in such Performance Period, (1) the Financial Performance Hurdle for such Fiscal Year has been achieved, and (2) the Cumulative Profit Sharing Pool Target for such Performance Period has been achieved (clauses (C)(1) and (2) together, the “Profit Based RSU Performance Target”).

(hh) “Pre-tax Net Income” means, with respect to each Fiscal Year, the consolidated income before taxes but after minority interest (as computed using net income (loss) before taxes) of the Company for such Fiscal Year in accordance with GAAP, as shown on the Company’s consolidated statements of operations for such Fiscal Year, but calculated (i) excluding any unusual or non-recurring items in accordance with GAAP and (ii) prior to any costs associated with executive incentive compensation (defined as incentive compensation for executives of the Company with performance targets determined by the Committee), in each case as determined by the Committee; provided, however, Pre-tax Net Income with respect to the first Fiscal Year under the Program shall be calculated using the Company’s consolidated statements of operations for the three quarters ended December 31, 2006 and adjusted by reducing Pre-tax Net Income for the first Fiscal Year by $31 million.  Notwithstanding the foregoing, in no event shall the Pre-tax Net Income for a Fiscal Year be less than $0 for purposes of the Program.

(ii) “Profit Based RSU Payment Percentage” means, with respect to each Profit Based RSU Performance Period, the percentage of the RSUs subject to the related Profit Based RSU Award for which payments may be made under the Program upon achievement of a particular Cumulative Profit Sharing Pool Target Level relating to such Performance Period.  The Profit Based RSU Payment Percentages for a Profit Based RSU Performance Period shall be determined by the Committee in connection with the Committee’s determination of the Payout Structure for such Performance Period.

(jj) “Profit Based RSU Performance Period” means: (i) as to the first Profit Based RSU Performance Period under the Program, the period commencing on April 1, 2006 and ending on December 31, 2009, and (ii) each other period specified by the Committee as provided in Section 3.1 that consists of one or more consecutive Fiscal Years that begin on or after January 1, 2007.

(kk) “Profit Sharing Pool” means, with respect to each Fiscal Year, the “Annual Award Pool” for such Fiscal Year determined under (and based on the definition of such term set forth in) the Company’s Enhanced Profit Sharing Plan as in effect on February 23, 2007, taking into account amendments effected on that date (the “EPSP”); provided, however, that (A) any Minor Pool (as defined in the EPSP) with respect to a Fiscal Year that ended prior to the beginning of any Profit Based RSU Performance Period shall not be included in the Profit Sharing Pool with respect to a Fiscal Year in such Performance Period and (B) for the Fiscal Year beginning on April 1, 2006, the Profit Sharing Pool for such Fiscal Year shall be the same as the Annual Award Pool under the EPSP for the 12-month period ending on December 31, 2006 (disregarding any Minor Pool to the extent provided in clause (A) of this paragraph), except that such Annual Award Pool shall be determined under the EPSP based on Pre-tax Net Income for such Fiscal Year determined under the Program reduced by an additional $1 million (in lieu of “Pre-tax Net Income” (as defined under the EPSP) for the 12-month period ending on December 31, 2006).

(ll) “Program” means this Continental Airlines, Inc. Long Term Incentive and RSU Program, as amended from time to time.

(mm) “Qualifying Event” means, with respect to a Participant, the termination of such Participant’s employment with the Company under circumstances which would permit such Participant to receive a Termination Payment or Monthly Severance Amount (as such terms are defined in such Participant’s employment agreement), or similar payment, pursuant to any contract of employment between such Participant and the Company or any Subsidiary.

(nn) “Retirement,” “Retires” or “Retired” means retirement of a Participant from employment with the Company pursuant to the provisions of the Continental Retirement Plan, as amended from time to time.

(oo) “RSUs” means the method of denominating Profit Based RSU Awards and Stock Price Based RSU Awards, which shall be granted in whole numbers and which are denominated in Company Stock for purposes of Incentive Plan 2000.  The number of RSUs subject to an outstanding Profit Based RSU Award or Stock Price Based RSU Award shall be subject to appropriate adjustment by the Committee for any stock splits, stock dividends, reverse stock splits, special dividends or other similar matters relating to Company Stock occurring after the date of grant of such Award and during or with respect to the applicable Performance Period.

(pp) “RSU Value” of a Stock Price Based RSU Award, as of a specified date, means the dollar amount calculated by multiplying the number of RSUs subject to the Stock Price Based RSU Award as of the specified date times the Market Value per Share as of the specified date.

(qq) “Specified Payment Date” means:

(i)           If a Profit Based RSU Performance Target is achieved for the first Profit Based RSU Performance Period as of the last day of the Fiscal Year that ends on December 31, 2006, then (A) with respect to a payment under Section 6.2(b)(i) for such Fiscal Year, the first day of the 15th month following the end of such Fiscal Year, (B) with respect to a payment under Section 6.2(b)(ii) for such Fiscal Year, the first day of the 27th month following the end of such Fiscal Year, and (C) with respect to a payment under Section 6.2(b)(iii) for such Fiscal Year, the first day of the 39th month following the end of such Fiscal Year; and

(ii)           If a Profit Based RSU Performance Target is achieved for any Profit Based RSU Performance Period as of the last day of a Fiscal Year that ends after December 31, 2006, then (A) with respect to a payment under Section 6.2(b)(i) for such Fiscal Year, the first day of the 3rd month following the end of such Fiscal Year, (B) with respect to a payment under Section 6.2(b)(ii) for such Fiscal Year, the first day of the 15th month following the end of such Fiscal Year, and (C) with respect to a payment under Section 6.2(b)(iii) for such Fiscal Year, the first day of the 27th month following the end of such Fiscal Year.

With respect to each Fiscal Year during a Profit Based RSU Performance Period for which a Profit Based RSU Performance Target is achieved, the Specified Payment Date referred to in clause (i)(A) and (ii)(A) above, as applicable, is referred to herein as the “First Specified Payment Date,” the Specified Payment Date referred to in clause (i)(B) and (ii)(B) above, as applicable, is referred to herein as the “Second Specified Payment Date,” and the Specified Payment Date referred to in clause (i)(C) and (ii)(C) above, as applicable, is referred to herein as the “Third Specified Payment Date.”  Notwithstanding the foregoing, a Specified Payment Date may be deferred as provided in Section 6.2(b).

(rr) “Stock Price Based RSU Performance Period” means the period commencing on April 1, 2004 and ending on December 31, 2007.

(ss) “Stretch EBITDAR Margin” means, with respect to an NLTIP Performance Period, the percentage determined by the Committee to be the Stretch EBITDAR Margin with respect to such Performance Period as provided in Section 3.1 hereof, which shall be expressed as the Target EBITDAR Margin plus that number of Basis Points determined by the Committee as provided in Section 3.1.

(tt) “Subsidiary” for purposes of participation in the Program means any entity (other than the Company) with respect to which the Company, directly or indirectly through one or more other entities, owns equity interests possessing 50 percent or more of the total combined voting power of all equity interests of such entity (excluding voting power that arises only upon the occurrence of one or more specified events).

(uu) “Target EBITDAR Margin” means, with respect to an NLTIP Performance Period, the percentage determined by the Committee to be the Target EBITDAR Margin with respect to such Performance Period as provided in Section 3.1 hereof, which shall be expressed as the Entry EBITDAR Margin plus that number of Basis Points determined by the Committee as provided in Section 3.1.

(vv) “Target Price” with respect to a Stock Price Based RSU Performance Period means the dollar value per share of Company Stock specified by the Committee as the Target Price for such Stock Price Based RSU Performance Period as provided in Section 3.1, which Target Price shall be appropriately adjusted by the Committee for any stock splits, stock dividends, reverse splits, special dividends or other similar events occurring during or with respect to the Stock Price Based RSU Performance Period.

(ww) “Trading Day” means a day during which trading in securities generally occurs in the principal securities market in which Company Stock is traded.

2.2           Number, Gender, Headings, and Periods of Time.  Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular.  The masculine gender, where appearing in the Program, shall be deemed to include the feminine gender.  The headings of Articles, Sections, and Paragraphs herein are included solely for convenience.  If there is any conflict between such headings and the text of the Program, the text shall control.  All references to Articles, Sections, and Paragraphs are to the Program unless otherwise indicated.  Any reference in the Program to a period or number of days, weeks, months, or years shall mean, respectively, calendar days, calendar weeks, calendar months, or calendar years unless expressly provided otherwise.

III.  ADMINISTRATION

3.1           Administration by the Administrator.  The Program shall be administered by the Administrator, so that (i) Awards made to, and the administration (or interpretation of any provision) of the Program as it relates to, any person who is subject to Section 16, shall be made or effected by the Committee, and (ii) Awards made to, and the administration (or interpretation of any provision) of the Program as it relates to, any person who is not subject to Section 16, shall be made or effected by the Chief Executive Officer of the Company (or, if the Chief Executive Officer is not a director of the Company, the Committee), unless the Program specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Program) specifies that it shall serve as Administrator.  The action of a majority of the members of the Committee will be the act of the Committee.

The Committee may from time to time in its discretion establish in writing for purposes of the Program a Profit Based RSU Performance Period that consists of one or more consecutive Fiscal Years.  The Committee shall, promptly upon adoption of the Program in the case of all Performance Periods commencing on April 1, 2004, and within 90 days after the first day of each Performance Period commencing on or after January 1, 2005 (but in no event after the date required for a performance goal to be considered preestablished under Section 162(m) of the Code), establish in writing for purposes of the Program: (i) for NLTIP Awards, the applicable Target EBITDAR Margin and Stretch EBITDAR Margin (such that at all times the Stretch EBITDAR Margin shall be higher than the Target EBITDAR Margin, which in turn shall be higher than the Entry EBITDAR Margin) and the Cash Hurdle for each such Performance Period, (ii) for Stock Price Based RSU Awards, the applicable Target Price for each such Performance Period, and (iii) for Profit Based RSU Awards, the Cash Hurdle, the Cumulative Profit Sharing Pool Target Levels (including the Cumulative Profit Sharing Pool Target Level that shall apply for purposes of Section 6.4(b)), the related Payout Structure for such Performance Period and the Maximum Aggregate Payment Amount, if any, applicable to the RSUs subject to such Award.

3.2           Powers of the Administrator.  The Administrator shall supervise the administration and enforcement of the Program according to the terms and provisions hereof and shall have the sole discretionary authority and all of the powers necessary to accomplish these purposes.  The Administrator (which shall be limited solely to the Committee with respect to clauses (e), (f), (g), (h), (i) and (j) below and as described in clause (c) below) shall have all of the powers specified for it under the Program, including, without limitation, the power, right, or authority: (a) to designate an Eligible Employee as a Participant with respect to a Performance Period at any time prior to the last day of such period, (b) from time to time to establish rules and procedures for the administration of the Program, which are not inconsistent with the provisions of the Program or the Incentive Plan 2000, and any such rules and procedures shall be effective as if included in the Program, (c) to construe in its discretion all terms, provisions, conditions and limitations of the Program and any Award, and to determine the number of RSUs subject to a Profit Based RSU Award or a Stock Price Based RSU Award to a Participant (which determination with respect to any person who is subject to Section 16 shall be made only by the Committee), (d) to correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Program in such manner and to such extent as the Administrator shall deem appropriate, (e) to determine the Target Price, the Target EBITDAR Margin, the Stretch EBITDAR Margin, and the Cumulative Profit Sharing Pool Target Levels with respect to each relevant Performance Period, (f) to determine the Cash Hurdle for each relevant Performance Period, (g) to determine the Payout Structure and the Maximum Aggregate Payment Amount, if any, for each Profit Based RSU Award, (h) to make determinations as to whether the Performance Targets for the various Performance Periods were satisfied, (i) to make determinations as to whether the Cash Hurdles for the various Profit Based RSU Performance Periods were satisfied, (j) to certify in writing, prior to the payment of any amount under the Program with respect to a Performance Period, whether the Performance Targets relating to such Performance Period and any other material terms of the Program have in fact been satisfied, and (k) to make all other determinations necessary or advisable for the administration of the Program. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Program or in any Award or Award Notice in the manner and to the extent it shall deem expedient to carry it into effect.

3.3           Administrator Decisions Conclusive; Standard of Care.  The Administrator shall, in its sole discretion exercised in good faith (which, for purposes of this Section 3.3, shall mean the application of reasonable business judgment), make all decisions and determinations and take all actions necessary in connection with the administration of the Program.  All such decisions, determinations, and actions by the Administrator shall be final, binding, and conclusive upon all persons.  However, in the event of any conflict in any such determination as between the Committee and the Chief Executive Officer of the Company, each acting in its or his capacity as Administrator of the Plan, the determination of the Committee shall be conclusive. The Administrator shall not be liable for any action or determination taken or made in good faith or upon reliance in good faith on the records of the Company or information presented to the Administrator by the Company’s officers, employees, or other persons (including the Company’s outside auditors) as to matters the Administrator reasonably believes are within such other person’s professional or expert competence.  If a Participant disagrees with any decision, determination, or action made or taken by the Administrator, then the dispute will be limited to whether the Administrator has satisfied its duty to make such decision or determination or take such action in good faith.  No liability whatsoever shall attach to or be incurred by any past, present or future stockholders, officers or directors, as such, of the Company or any of its Subsidiaries, under or by reason of the Program or the administration thereof, and each Participant, in consideration of receiving benefits and participating hereunder, expressly waives and releases any and all claims relating to any such liability.

IV.  PARTICIPATION AND AWARD NOTICES

4.1           Participation.  Each individual who is an Eligible Employee on the first day of a Performance Period shall automatically be a Participant and receive an Award with respect to such Performance Period, unless otherwise determined by the Administrator prior to the first day of the relevant Performance Period.  NLTIP Awards shall be made with respect to NLTIP Performance Periods, Profit Based RSU Awards shall be made with respect to Profit Based RSU Performance Periods, and Stock Price Based RSU Awards shall be made with respect to Stock Price Based RSU Performance Periods.  Each individual who becomes an Eligible Employee after the first day of a Performance Period shall become a Participant and receive an Award with respect to such Performance Period only if such individual is selected prior to the last day of such Performance Period by the Administrator in its sole discretion for participation in the Program with respect to such Performance Period.  Unless otherwise determined by the Administrator, Payment Amounts with respect to a Stock Price Based RSU Award or an NLTIP Award for an individual who becomes a Participant with respect to such Award after the first day of the related Performance Period shall be pro-rated based on a fraction, the numerator of which is (except as otherwise provided in Section 6.3 or Section 6.4) the number of days during the period beginning on the date of such Participant’s commencement of participation in the Program for such Performance Period and ending on the last day of such Performance Period, and the denominator of which is the total number of days in such Performance Period.  In addition, unless otherwise determined by the Administrator, Payment Amounts under Section 6.2(b) with respect to an individual who becomes a Participant with respect to a Profit Based RSU Performance Period after the first day of such Performance Period shall be pro-rated based on a fraction, the numerator of which is (except as otherwise provided in Section 6.3) the number of days during the period beginning on the date of such Participant’s commencement of participation in the Program for such Performance Period and ending on the date of the applicable payment under Section 6.2(b), and the denominator of which is (except as otherwise provided in Section 6.3) the number of days in the period beginning on the first day of the relevant Profit Based RSU Performance Period and ending on the date of the applicable payment under Section 6.2(b).

4.2           Award Notices.  The Company shall provide an Award Notice to each Eligible Employee who becomes a Participant with respect to a Performance Period within 90 days after such Eligible Employee becomes such a Participant.  With respect to Profit Based RSU Awards and Stock Price Based RSU Awards to a Participant, the Administrator shall determine in each case the number of RSUs subject to the Award as of the date of grant of the Award.  Each Award Notice with respect to a Profit Based RSU Award shall specify (a) the Performance Period to which the Award relates, (b) the applicable Cumulative Profit Sharing Pool Target Levels and Cash Hurdle, (c) the number of RSUs subject to the Award as of the date of grant of the Award, and (d) the Payout Structure and the Maximum Aggregate Payment Amount, if any, applicable to the Award.  Each Award Notice with respect to a Stock Price Based RSU Award shall specify (i) the Performance Period to which the Award relates, (ii) the applicable Target Price, and (iii) the number of RSUs subject to the Award as of the date of grant of the Award.  Each Award Notice with respect to an NLTIP Award shall specify (A) the Performance Period to which the Award relates, (B) the applicable Cash Hurdle, Target EBITDAR Margin and Stretch EBITDAR Margin, and (C) the applicable Payout Percentages set forth in Section 2.1(dd) hereof with respect to the Participant applicable upon the date of grant of the Award.

V.  INDUSTRY GROUP

5.1           Initial Designation.  The Industry Group shall consist of Alaska Air Group, Inc., AMR Corporation, Delta Air Lines, Inc., Northwest Airlines Corporation, Southwest Airlines Co., UAL Corporation, and US Airways Group, Inc.; provided, however, that (a) within 90 days after the first day of each NLTIP Performance Period, the Committee may in its discretion add any United States certificated scheduled mainline air carrier to, or remove any such company from, the Industry Group for such Performance Period and (b) the Industry Group for each NLTIP Performance Period shall be subject to adjustment as provided in Section 5.2.

5.2           Adjustments to the Industry Group During an NLTIP Performance Period.  Except as provided in clause (a) of the proviso to Section 5.1, no company shall be added to, or removed from, the Industry Group for an NLTIP Performance Period during such period; provided, however, that a company shall be removed from the Industry Group for an NLTIP Performance Period if (a) during such period, (i) such company ceases to maintain publicly available statements of operations prepared in accordance with GAAP, (ii) such company is not the surviving entity in any merger, consolidation, or other non-bankruptcy reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of such company), (iii) such company sells, leases, or exchanges all or substantially all of its assets to any other person or entity (other than a previously wholly owned subsidiary of such company), or (iv) such company is dissolved and liquidated, or (b) more than 20% of such company’s revenues (determined on a consolidated basis based on the regularly prepared and publicly available statements of operations of such company prepared in accordance with GAAP) for any fiscal year of such company that ends during such Performance Period are attributable to the operation of businesses other than such company’s airline business and such company does not provide publicly available statements of operations with respect to its airline business that are separate from the statements of operations provided with respect to its other businesses.

VI.  AWARD PAYMENTS

6.1           Determinations and Certification by the Committee.  As soon as administratively feasible after the end of each NLTIP Performance Period and Stock Price Based RSU Performance Period, and as soon as administratively feasible after the end of each Fiscal Year in a Profit Based RSU Performance Period, as the case may be, the Committee shall determine whether the applicable Performance Target for such Performance Period has been met (including, with respect to a Profit Based RSU Performance Period, the Cumulative Profit Sharing Pool Target Level, if any, that has been achieved) and whether any other material terms relating to the payment of the related Awards have been satisfied.  As soon as administratively feasible on or before each Specified Payment Date under Section 6.2(b), the Committee shall determine whether the Cash Hurdle for any Cash Hurdle Measurement Period related to such date has been met.  The Committee’s determination as to whether the applicable Performance Target for a Performance Period, the Cash Hurdle for a Cash Hurdle Measurement Period and any other material terms relating to the payment of the related Awards have been satisfied shall be certified by the Committee in writing and delivered to the Secretary of the Company.  For purposes of the preceding sentence, approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification.  Notwithstanding the foregoing, each written certification by the Committee under this Section 6.1 shall be made by a date which will permit the Company to comply with the time of payment requirements of Sections 6.2 and 6.3 (after giving effect to the provisions of Section 6.7).

6.2           Eligibility for Payment of Awards.  Subject to the delayed payment restrictions of Section 6.6, payments with respect to Awards shall be made as follows:

(a)           NLTIP Awards and Stock Price Based RSU Awards.  Upon the Committee’s written certification in accordance with Section 6.1 that the applicable NLTIP Performance Target for an NLTIP Performance Period or the applicable Stock Price Based RSU Performance Target for a Stock Price Based RSU Performance Period and any other material terms relating to the payment of the related Awards have been satisfied, each Participant who has received an Award with respect to the relevant Performance Period for which the related Performance Target and other material terms have been satisfied, who has remained continuously employed by the Company from the date he or she received such Award until the last day of such Performance Period and who has not surrendered such Award to the Company shall be entitled to the Payment Amount applicable to such Participant’s Award for such Performance Period.  Except as provided in Section 6.3(a) and Section 6.4(a), if a Participant’s employment with the Company terminates for any reason whatsoever prior to the last day of an NLTIP Performance Period or Stock Price Based RSU Performance Period, then such Participant shall not be entitled to receive any payment under the Program with respect to his or her Award for such Performance Period, unless otherwise determined by the Administrator or otherwise provided in the Participant’s employment agreement with the Company.  Payment of the amount to which a Participant becomes entitled pursuant to this Section 6.2(a) shall be made by the Company on or before (i) in the case of an NLTIP Award, the 15th day of the third calendar month following the end of the applicable Performance Period, and (ii) in the case of a Stock Price Based RSU Award, the last day of the first calendar month following the end of the applicable Performance Period.

(b)           Profit Based RSU Awards.  If the Committee certifies in writing in accordance with Section 6.1 that a Profit Based RSU Performance Target has been achieved as of the last day of a Fiscal Year in a Profit Based RSU Performance Period, then each Participant who has received an Award with respect to such Performance Period for which the related Performance Target and other material terms (including the relevant Cash Hurdle for the Cash Hurdle Measurement Period) have been satisfied shall receive the following payments with respect to the achievement of such Performance Target as of the last day of such Fiscal Year, provided that such Participant remains continuously employed by the Company from the date he or she received such Award until the date of payment specified below:

(i)           on the First Specified Payment Date for such Fiscal Year, a payment in an amount equal to (A) one third of the number of RSUs subject to such Award as of such Specified Payment Date multiplied by (B) the Profit Based RSU Payment Percentage applicable to the Cumulative Profit Sharing Pool Target Level achieved at the end of such Fiscal Year multiplied by (C) the Market Value per Share as of such First Specified Payment Date;

(ii)           on the Second Specified Payment Date for such Fiscal Year, a payment in an amount equal to (A) one third of the number of RSUs subject to such Award as of such Specified Payment Date multiplied by (B) the Profit Based RSU Payment Percentage applicable to the Cumulative Profit Sharing Pool Target Level achieved at the end of such Fiscal Year multiplied by (C) the Market Value per Share as of such Second Specified Payment Date; and

(iii)           on the Third Specified Payment Date for such Fiscal Year, a payment in an amount equal to (A) one third of the number of RSUs subject to such Award as of such Specified Payment Date multiplied by (B) the Profit Based RSU Payment Percentage applicable to the Cumulative Profit Sharing Pool Target Level achieved at the end of such Fiscal Year multiplied by (C) the Market Value per Share as of such Third Specified Payment Date.

Notwithstanding the foregoing, if the Cash Hurdle for the relevant Profit Based RSU Performance Period has not been achieved as of an applicable Specified Payment Date set forth above and been certified by the Committee in writing in accordance with Section 6.1, then such Specified Payment Date shall be deferred and shall be deemed to occur on the next annual anniversary date of the original Specified Payment Date for which the Committee certifies in writing in accordance with Section 6.1 that such Cash Hurdle was achieved; provided, however, that if such Cash Hurdle is not so achieved on or before the first day of the 87th month following the end of the Fiscal Year to which such Specified Payment Date relates (or if such Cash Hurdle is not so achieved on or before the first day of the 99th month following the end of the Fiscal Year if such Specified Payment Date relates to the Fiscal Year ending on December 31, 2006), then no payment shall be made under this Section 6.2(b) for such Specified Payment Date with respect to the related Profit Based RSU Award.  Except as provided in Section 6.3(b) and Section 6.4(b), if a Participant’s employment with the Company terminates for any reason whatsoever prior to a payment date specified in this Section 6.2(b), then such Participant shall not be entitled to receive any payment with respect to his or her Profit Based RSU Award for such payment date or for any subsequent payment date, unless otherwise determined by the Administrator or otherwise provided in the Participant’s employment agreement with the Company.

Notwithstanding the preceding provisions of this Section 6.2(b) or the provisions of Sections 6.3(b) and 6.4(b), in no event shall the aggregate payments under the Program to a Participant with respect to an RSU subject to a Profit Based RSU Award for which the Profit Based RSU Performance Period begins on or after January 1, 2009, exceed an amount equal to the Maximum Aggregate Payment Amount, if any, applicable to such RSU.  To the extent that any payment provided under the Program with respect to an RSU (determined without regard to the limitation described in the preceding sentence) would, together with all prior payments made with respect to such RSU, exceed the limitation described in the preceding sentence, then such excess shall not be paid under the Program and the holder of such RSU shall have no rights or entitlements to any such excess amount.

6.3           Death, Disability or Retirement.

(a)           NLTIP Awards and Stock Price Based RSU Awards.  Except as provided in Section 6.4(a) and except as specifically provided in a Participant’s employment agreement or retirement agreement with the Company, if during an NLTIP Performance Period or a Stock Price Based RSU Performance Period with respect to which a Participant has received an Award, such Participant dies or becomes Disabled or Retires, then as to such Participant only (i) the Administrator, with respect to each Stock Price Based RSU Performance Period that began prior to the date of such Participant’s death, Disability or Retirement and which has not ended as of such date, shall as promptly as practicable determine whether the Market Value per Share at any date during such Performance Period that is on or before the date of such death, Disability or Retirement has been equal to or greater than the Target Price with respect to such Performance Period (in which case the Stock Price Based RSU Performance Target shall be deemed to have been met, as to such Participant only), (ii) the Administrator, with respect to each NLTIP Performance Period that began prior to the date of such Participant’s death, Disability or Retirement and which has not ended as of such date, shall as promptly as practicable determine (based on publicly available data with respect to each NLTIP Performance Period that began prior to the date of such Participant’s death, Disability or Retirement and which has not ended as of such date) the Company’s EBITDAR Margin and the Entry EBITDAR Margin through the most recent practicable date and the Company’s cash flow through the most recent practicable date, and the Company’s resulting cash, cash equivalents and short term investments, excluding restricted cash, cash equivalents and short term investments at the most recent practicable date, and shall determine, based on such data and publicly available data with respect to the companies contained in the Industry Group (and, if deemed appropriate by the Administrator, annualizing or otherwise making assumptions with respect to any relevant data), whether the Company has achieved the relevant NLTIP Performance Target through such most recent practicable date (and if so, the NLTIP Performance Target shall be deemed to have been met, as to such Participant only), and (iii) the provisions of Sections 6.1 and 6.2(a) shall cease to apply with respect to each such Performance Period.  Except as provided in Section 6.4(a) and except as specifically provided in a Participant’s employment agreement or retirement agreement with the Company, with respect to each such Stock Price Based RSU Performance Period that began prior to the date of such Participant’s death, Disability or Retirement and which has not ended as of such date that the Market Value per Share has been equal to or greater than the Target Price with respect to such Performance Period as described in clause (i) of the preceding sentence, such Participant (or, in the case of death, such Participant’s estate) shall (A) receive a payment from the Company, within five business days after the determination by the Administrator referred to in clause (i) of the foregoing sentence (but in no event later than March 15 of the calendar year following the calendar year in which occurred the Participant’s death, Disability or Retirement), equal to the relevant Payment Amount applicable to such Participant’s Stock Price Based RSU Award for such Stock Price Based RSU Performance Period, and (B) not be entitled to any additional payment under the program with respect to such Stock Price Based RSU Performance Period, and with respect to each NLTIP Performance Period that began prior to the date of such Participant’s death, Disability or Retirement and which has not ended as of such date with respect to which the NLTIP Performance Target has been satisfied in the manner described in clause (ii) of the preceding sentence, such Participant (or, in the case of death, such Participant’s estate) shall (A) receive a payment from the Company, within five business days after the determination by the Administrator referred to in clause (ii) of the foregoing sentence (but in no event later than March 15 of the calendar year following the calendar year in which occurred the Participant’s death, Disability or Retirement), equal to the relevant Payment Amount applicable to such Participant’s NLTIP Award for such NLTIP Performance Period multiplied by a fraction, the numerator of which is the number of days during the period beginning on the date of such Participant’s commencement of participation in the Program for such NLTIP Performance Period and ending on the date such Participant died, became Disabled or Retired, and the denominator of which is the number of days in the entire NLTIP Performance Period, and (B) not be entitled to any additional payment under the Program with respect to such NLTIP Performance Period.

(b)           Profit Based RSU Awards.

(i)  Awards with a Profit Based RSU Performance Period that began prior to January 1, 2008.  The provisions of this Section 6.3(b)(i) shall apply only to Profit Based RSU Awards with respect to which the Profit Based RSU Performance Period began prior to January 1, 2008.  Except as provided in Section 6.4(b) and except as specifically provided in a Participant’s employment agreement or retirement agreement with the Company, if during a Profit Based RSU Performance Period with respect to which a Participant has received an Award (or after such Performance Period has ended but prior to the date such Participant has received all payments to which such Participant may have otherwise been entitled to under Section 6.2(b) if such Participant had continued to be employed by the Company), such Participant dies or becomes Disabled or Retires, then, as to such Participant only, such Participant shall receive payments in the amounts and at the times specified in Section 6.2(b) determined as if such Participant had remained continuously employed by the Company until the applicable payment date, except that:

(A)           each such payment shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the date of such Participant’s commencement of participation in the Program for the relevant Profit Based RSU Performance Period and ending on the date such Participant died, became Disabled or Retired, and the denominator of which is the number of days in the period beginning on the first day of the relevant Profit Based RSU Performance Period and ending on the date of the applicable payment under Section 6.2(b); and

(B)           no payments shall be made to or for the benefit of such Participant with respect to any Profit Based RSU Performance Target that is achieved with respect to a Fiscal Year that begins after the date of such Participant’s death, Disability or Retirement.

Notwithstanding the foregoing, except as specifically provided in a Participant’s employment agreement or retirement agreement with the Company, (1) if a Change in Control occurs after the date of such Participant’s death, Disability or Retirement, then each payment to which such Participant may still be entitled to pursuant to the preceding provisions of this Section 6.3(b)(i) as of the date of such Change in Control that has not previously been paid to such Participant shall be paid to such Participant within five business days after the date of such Change in Control, and (2) each such payment shall be determined in the manner described in such provisions, except that (x) the denominator of the fraction described in clause (A) above shall be determined based upon the earliest date after such Change in Control on which such payment could have otherwise been paid under Section 6.2(b) and (y) the amount of such payment shall be based on the Market Value per Share as of the date of such Change in Control (rather than as of the date specified in Section 6.2(b)).

(ii)  Awards with a Profit Based RSU Performance Period that began on or after January 1, 2008.  The provisions of this Section 6.3(b)(ii) shall apply only to Profit Based RSU Awards with respect to which the Profit Based RSU Performance Period began on or after January 1, 2008.  Except as provided in Section 6.4(b) and except as specifically provided in a Participant’s employment agreement or retirement agreement with the Company, if during a Profit Based RSU Performance Period with respect to which a Participant has received an Award (or after such Performance Period has ended but prior to the date such Participant has received all payments to which such Participant may have otherwise been entitled to under Section 6.2(b) if such Participant had continued to be employed by the Company), such Participant dies or becomes Disabled or Retires, then, as to such Participant only, such Participant shall receive a payment on the Applicable Specified Payment Date (as defined below) in an amount equal to the aggregate remaining individual payments (each, an “Individual Payment”) that such Participant would have otherwise received with respect to such Award pursuant to the provisions of Section 6.2(b) determined as if such Participant had remained continuously employed by the Company until the applicable payment date and assuming that the Cash Hurdle applicable to each such Individual Payment was achieved at the earliest relevant time, except that:

(A)           each such Individual Payment shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the date of such Participant’s commencement of participation in the Program for the relevant Profit Based RSU Performance Period and ending on the date such Participant died, became Disabled or Retired, and the denominator of which is the number of days in the period beginning on the first day of the relevant Profit Based RSU Performance Period and ending on the earliest date after the date such Participant died, became Disabled or Retired as of which payment of such Individual Payment could have been made under Section 6.2(b) (determined based upon the assumption that the Cash Hurdle applicable to such payment was satisfied); and

(B)           no payments shall be made to or for the benefit of such Participant with respect to any Profit Based RSU Performance Target that is achieved with respect to a Fiscal Year that begins after the date of such Participant’s death, Disability or Retirement.

For purposes of the preceding sentence, the “Applicable Specified Payment Date” means, with respect to each relevant Profit Based RSU Performance Period, the Specified Payment Date next occurring (and for which the Cash Hurdle was actually achieved) with respect to such Performance Period after the Fiscal Year in which the Participant died, became Disabled or Retired.

Notwithstanding the foregoing, except as specifically provided in a Participant’s employment agreement or retirement agreement with the Company, (1) if a Change in Control occurs after the date of such Participant’s death, Disability or Retirement, then each payment to which such Participant may still be entitled to pursuant to the preceding provisions of this Section 6.3(b)(ii) as of the date of such Change in Control that has not previously been paid to such Participant shall be paid to such Participant within five business days after the date of such Change in Control, and (2) each such payment shall be determined in the manner described in such provisions, except that the amount of such payment shall be based on the Market Value per Share as of the date of such Change in Control (rather than as of the date specified in Section 6.2(b)).

6.4           Change in Control.

(a)           NLTIP Awards and Stock Price Based RSU Awards.  Upon the occurrence of a Change in Control, with respect to each Participant who is employed by the Company on the day immediately preceding the date of such Change in Control (or whose employment is terminated in connection therewith or in contemplation thereof), (i) the NLTIP Performance Targets and the Stock Price Based RSU Performance Targets, including achievement of the Stretch EBITDAR Margin, for each relevant Performance Period that began prior to the date of such Change in Control and which has not ended as of such date shall be deemed to have been satisfied, and (ii) the provisions of Sections 6.1, 6.2(a) and 6.3(a) shall cease to apply with respect to each such Performance Period.

If a Change in Control occurs and thereafter (or in connection therewith or in contemplation thereof) during a Stock Price Based RSU Performance Period described in the first paragraph of this Section 6.4(a) a Participant who has received a Stock Price Based RSU Award with respect to such Stock Price Based RSU Performance Period suffers a Qualifying Event or subsequent to the Change in Control dies, becomes Disabled, or Retires, then, with respect to each such Stock Price Based RSU Performance Period, such Participant (or, in the case of death, such Participant’s estate) shall (i) within five business days after the occurrence of the Qualifying Event, death, Disability or Retirement, receive a payment from the Company equal to the Payment Amount applicable to such Participant’s Stock Price Based RSU Award for such Stock Price Based RSU Performance Period, and (ii) not be entitled to any additional payment under the Program with respect to such Stock Price Based RSU Performance Period.

If a Change in Control occurs during an NLTIP Performance Period, then, on or before the Applicable Payment Date (as defined below) following the end of each calendar year in such NLTIP Performance Period ending on or after the date of such Change in Control, each Retirement Eligible Participant (as defined below) with respect to such calendar year who has received an NLTIP Award with respect to such NLTIP Performance Period shall receive a payment from the Company equal to (i) the Payment Amount applicable to such Participant’s NLTIP Award for such NLTIP Performance Period (determined as if such Participant had Retired on the last day of such calendar year) multiplied by a fraction, the numerator of which is the number of days during the period beginning on the date of such Participant’s commencement of participation in the Program for such NLTIP Performance Period and ending on the last day of such calendar year, and the denominator of which is the number of days in the entire NLTIP Performance Period, minus (ii) the aggregate payments, if any, made to such Participant pursuant to this paragraph with respect to prior calendar years.  For purposes of the preceding sentence, (A) the “Applicable Payment Date” with respect to a calendar year shall mean the fifteenth day of the third calendar month following the end of such year (or, in the case of the last calendar year in an NLTIP Performance Period, such term shall mean the fifth business day after the end of such year), and (B) a Participant shall be considered a “Retirement Eligible Participant” with respect to a calendar year if such Participant was eligible to Retire during such year and did not suffer a Qualifying Event, die, become Disabled or Retire during such year.

If a Change in Control occurs and thereafter (or in connection therewith or in contemplation thereof) during an NLTIP Performance Period described in the first paragraph of this Section 6.4(a) a Participant who has received an NLTIP Award with respect to such NLTIP Performance Period suffers a Qualifying Event or subsequent to the Change in Control dies, becomes Disabled, or Retires, then, with respect to each such NLTIP Performance Period, such Participant (or, in the case of death, such Participant’s estate) shall (i) within five business days after the occurrence of the Qualifying Event, death, Disability or Retirement, receive a payment from the Company equal to (A) the Payment Amount applicable to such Participant’s NLTIP Award for such NLTIP Performance Period multiplied by a fraction, the numerator of which is the number of days during the period beginning on the date of such Participant’s commencement of participation in the Program for such NLTIP Performance Period and ending on the date such Participant died, became Disabled, Retired or suffered the Qualifying Event, and the denominator of which is the number of days in the entire NLTIP Performance Period, minus (B) the aggregate payments, if any, made or payable to such Participant pursuant to the third paragraph of this Section 6.4(a) with respect to calendar years that ended prior to the date of such Participant’s Qualifying Event, death, Disability or Retirement, and (ii) not be entitled to any additional payment under the Program with respect to such NLTIP Performance Period (other than any unpaid amount owed to such Participant pursuant to the third paragraph of this Section 6.4(a) with respect to a calendar year that ended prior to the date of such Participant’s Qualifying Event, death, Disability or Retirement).

If a Change in Control occurs and a Participant who has received an Award with respect to an NLTIP Performance Period or a Stock Price Based RSU Performance Period described in the first paragraph of this Section 6.4(a) did not die, become Disabled, Retire or suffer a Qualifying Event during such Performance Period and such Participant remained continuously employed by the Company from the date he or she received such Award until the last day of such Performance Period, then, with respect to each such Performance Period, such Participant shall receive a payment from the Company within five business days after the last day of such Performance Period in an amount equal to (i) the Payment Amount applicable to such Participant’s Award for such Performance Period, minus (ii) in the case of an Award with respect to an NLTIP Performance Period, the aggregate payments, if any, made or payable to such Participant pursuant to the third paragraph of this Section 6.4(a) with respect to such Award.

(b)           Profit Based RSU Awards.  Upon the occurrence of a Change in Control, (i) the Cash Hurdle for each Profit Based RSU Performance Period that began prior to the date of such Change in Control and for which a potential for payment under Sections 6.2(b) or 6.3(b) exists as of the date of such Change in Control shall be deemed to have been satisfied, and (ii) the Profit Based RSU Performance Targets for each Profit Based RSU Performance Period that began prior to the date of such Change in Control and which has not ended as of such date shall be deemed to have been satisfied for the Fiscal Year in which the Change in Control occurs at the Cumulative Profit Sharing Pool Target Level specified by the Committee for purposes of this Section 6.4(b) at the time of grant of the related Award (provided that this clause (ii) shall not be applicable with respect to any such Profit Based RSU Performance Period if such Profit Based RSU Performance Target was satisfied in a Fiscal Year that ended prior to the Fiscal Year in which such Change in Control occurs at such Cumulative Profit Sharing Pool Target Level or a higher level).  Notwithstanding any provision in the Program to the contrary, upon the occurrence of a Change in Control, no Profit Based RSU Performance Target may be achieved with respect to a Fiscal Year that begins after the date of such Change in Control, and no payments shall be made to or for the benefit of any Participant with respect to any Profit Based RSU Performance Target that would have otherwise been achieved for any such Fiscal Year.

If a Change in Control occurs, then the provisions of Sections 6.2(b) and 6.3(b) shall continue to apply to the Profit Based RSU Performance Periods described in the preceding paragraph with the following modifications:

(i)           certification by the Committee under Section 6.1 of the achievement of the relevant Profit Based RSU Performance Target and Cash Hurdle shall not be required;

(ii)           the Payment Amount described in Section 6.2(b) as of each applicable Specified Payment Date that occurs after the date of such Change in Control shall be based on the Market Value per Share as of the date of such Change in Control (rather than the Market Value per Share as of such Specified Payment Date); and

(iii)           if after such Change in Control (or in connection therewith or in contemplation thereof) and prior to receiving all payments pursuant to Section 6.2(b) with respect to such Profit Based RSU Performance Periods a Participant who has received a Profit Based RSU Award with respect to such Profit Based RSU Performance Periods suffers a Qualifying Event or subsequent to the Change in Control dies, becomes Disabled, or Retires, then such Participant (or, in the case of death, such Participant’s estate) shall (A) within five business days after the occurrence of the Qualifying Event, death, Disability or Retirement, receive a payment from the Company equal to the aggregate of such remaining Payment Amounts, and (B) not be entitled to any additional payment under the Program with respect to such Payment Amounts; provided, however, that if a Participant who has received a Profit Based RSU Award with respect to such Profit Based RSU Performance Periods is eligible to Retire as of the date of such Change in Control or continues in employment with the Company after such Change in Control until the date such Participant first becomes eligible to Retire, and if such Participant does not suffer a Qualifying Event, die, become Disabled or Retire prior to such Participant’s Applicable Retirement Date (as defined below), then the payments described in the preceding provisions of this clause (iii) shall not be made following such Participant’s Retirement as provided above, but, rather, shall be made on or before the March 15 that next follows such Participant’s Applicable Retirement Date.

For purposes of clause (iii) of the preceding sentence, a Participant’s “Applicable Retirement Date” is the date that is five business days before March 15 of the calendar year next following the later of (x) the calendar year in which such Change in Control occurs or (y) the calendar year in which such Participant first became eligible to Retire.

6.5           Form of Payment of Awards.  All payments to be made under the Program to a Participant with respect to an Award shall be paid in a single lump sum payment in cash; provided, however, that, to the extent permitted and subject to any limitations under the Incentive Plan 2000 and applicable laws and securities exchange rules, the Committee may, in its sole discretion, direct that payment of Profit Based RSU Awards and/or Stock Price Based RSU Awards be made either (a) in shares of Company Stock, but if and only if at the time of payment the Company has an effective registration statement under the Securities Act of 1933, as amended, covering the issuance of Company Stock under the Program, or (b) in a combination of cash and/or shares of Company Stock.  If the Committee elects to direct the Company to pay all or a portion of a payment due for Profit Based RSU Awards or Stock Price Based RSU Awards in shares of Company Stock, then:

(i)           in the case of RSUs granted prior to January 1, 2007, the number of shares of Company Stock shall be determined by dividing the amount of such payment to be paid in shares of Company Stock by the Market Value per Share as of the date of the particular payment with respect to such Award (or, in the case of Stock Price Based RSU Awards, as of the date used to determine the Payment Amount with respect to such payment), and rounding such number down to the nearest whole share;

(ii)           in the case of Stock Price Based RSU Awards granted on or after January 1, 2007, the number of shares of Company Stock shall be equal to the number of RSUs subject to the Award that are to be so paid in Company Stock; and

(iii)           in the case of Profit Based RSU Awards granted on or after January 1, 2007, the number of shares of Company Stock shall be determined by multiplying (A) one third of the number of RSUs subject to such Award that are to be so paid in Company Stock by (B) the Profit Based RSU Payment Percentage applicable to the Cumulative Profit Sharing Pool Target Level achieved with respect to the payment to be made in shares on the Specified Payment Date, rounding such number of shares down to the nearest whole share.

Notwithstanding the preceding provisions of this Section 6.5, if a payment to be made under the Program to a Participant with respect to a Profit Based RSU Award is limited due to the application of the Program limitations relating to the Maximum Aggregate Payment Amount, then such payment may not be made in shares of Company Stock.

6.6           Delayed Payment Restriction.  With respect to a Participant who is identified as a specified employee (within the meaning of Section 409A(a)(2)(B)(i) of the Code and as determined by the Company in accordance with any of the methods permitted under the regulations issued under Section 409A of the Code) and who is to receive a payment hereunder (which payment is not a “short-term deferral” for purposes of Section 409A of the Code) on account of such Participant’s separation from service (within the meaning of Section 409A(a)(2)(A)(i) of the Code and applicable administrative guidance thereunder, but excluding a separation from service by reason of death or Disability), the payment to such Participant shall not be made prior to the earlier of (a) the date that is six months after the Participant’s termination of employment or (b) the date of death of the Participant.  In such event, any payment to which the Participant would have otherwise been entitled during the first six months following the Participant’s termination of employment (or, if earlier, prior to the Participant’s date of death) shall be accumulated and paid in the form of a single lump sum payment to the Participant on the date that is six months after the Participant’s termination of employment or to the Participant’s estate on the date of the Participant’s death, as applicable.

6.7           Time of Payment Obligations.  Any obligation hereunder to make a payment on a specified date shall be deemed to have been satisfied in the event that such payment is made within five business days after such specified date; provided, however, that, with respect to a payment that is intended to qualify as a “short-term deferral” under Section 409A of the Code, in no event shall such payment be made later than the date required in order for such payment to so qualify.

VII.  TERMINATION AND AMENDMENT OF PROGRAM

7.1           Termination and Amendment.  Subject to the terms of this Section 7.1, the Committee may amend the Program at any time and from time to time, and the Committee may at any time terminate the Program (in its entirety or as it applies to one or more specified Subsidiaries) with respect to Performance Periods that have not commenced as of the date of such Committee action; provided, however, that, (a) except as provided in the following sentence, the Program may not be amended in a manner that would impair the rights of any Participant with respect to any outstanding Award without the consent of such Participant, and (b) to the extent required by Section 409A of the Code, the Program may not be amended or terminated in a manner that would give rise to an impermissible acceleration of the time or form of a payment of a benefit under the Program pursuant to Section 409A(a)(3) of the Code and any regulations or guidance issued thereunder.  Notwithstanding anything in the Program or an Award Notice to the contrary, if the Committee determines that the terms of the Program and/or any Award Notice do not, in whole or in part, satisfy the requirements of Section 409A of the Code (or the requirements for an exemption to the application of Section 409A of the Code), then the Committee, in its sole discretion, may unilaterally modify the Program and any such Award Notice in such manner as it deems appropriate to comply with such section and any regulations or guidance issued thereunder (or to qualify for an exemption to the application of such section).  No Participant’s participation herein may be terminated in contemplation of or in connection with a Change in Control.  The Program may not be amended or terminated in contemplation of or in connection with a Change in Control unless adequate and effective provision for the making of all payments otherwise payable pursuant to Section 6.4 of the Program (as in effect on the date of the adoption of this amendment and restatement of the Program by the Committee) with respect to such Change in Control shall be made in connection with any such amendment or termination.  The Committee shall remain in existence after the termination of the Program for the period determined necessary by the Committee to facilitate the termination of the Program and the payment of any outstanding Awards hereunder, and all provisions of the Program that are necessary, in the opinion of the Committee, for equitable operation of the Program during such period shall remain in force.

VIII.  MISCELLANEOUS PROVISIONS

8.1           No Effect on Employment Relationship.  Except as expressly provided otherwise herein, for all purposes of the Program, a Participant shall be considered to be in the employment of the Company as long as he or she has not incurred a separation from service with the Company and its affiliates within the meaning of Section 409A(a)(2)(A)(i) of the Code and applicable administrative guidance issued thereunder; provided, however, that whether such a separation from service has occurred shall be determined based upon a reasonably anticipated permanent reduction in the level of bona fide services to be performed to no more than 20% (or 49% if the Participant will no longer serve as an officer of the Company) of the average level of bona fide services provided in the immediately preceding 36 months.  Nothing in the adoption of the Program, the grant of Awards, or the payment of amounts under the Program shall confer on any person the right to continued employment by the Company or any Subsidiary or affect in any way the right of the Company (or a Subsidiary, if applicable) to terminate such employment at any time.  Unless otherwise provided in a written employment agreement, the employment of each Participant shall be on an at-will basis, and the employment relationship may be terminated at any time by either the Participant or the Participant’s employer for any reason whatsoever, with or without cause.  Any question as to whether and when there has been a termination of a Participant’s employment for purposes of the Program, and the reason for such termination, shall be determined solely by and in the discretion of the Administrator, and its determination shall be final, binding, and conclusive on all parties.

8.2           Prohibition Against Assignment or Encumbrance.  No Award or other right, title, interest, or benefit hereunder shall ever be assignable or transferable, or liable for, or charged with any of the torts or obligations of a Participant or any person claiming under a Participant, or be subject to seizure by any creditor of a Participant or any person claiming under a Participant.  No Participant or any person claiming under a Participant shall have the power to anticipate or dispose of any Award or other right, title, interest, or benefit hereunder in any manner until the same shall have actually been distributed free and clear of the terms of the Program.  Payments with respect to an Award shall be payable only to the Participant (or (a) in the event of a Disability that renders such Participant incapable of conducting his or her own affairs, any payment due under the Program to such Participant shall be made to his or her duly appointed legal representative and (b) in the event of the death of a Participant, any payment due under the Program to such Participant shall be made to his or her estate). Notwithstanding the preceding provisions of this paragraph, the Administrator shall comply with the terms of any qualified domestic relations order (as defined in the Incentive Plan 2000) providing for the transfer or assignment of all or any portion of a Participant’s interest under the Program.  The provisions of the Program shall be binding on all successors and permitted assigns of a Participant, including without limitation the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

8.3           Unfunded, Unsecured Program.  The Program shall constitute an unfunded, unsecured obligation of the Company to make payments of incentive compensation to certain individuals from its general assets in accordance with the Program.  Each Award granted under the Program merely constitutes a mechanism for measuring such incentive compensation and does not constitute a property right or interest in the Company, any Subsidiary, or any of their assets.  Neither the establishment of the Program, the granting of Awards, nor any other action taken in connection with the Program shall be deemed to create an escrow or trust fund of any kind.

8.4           No Rights of Participant.  No Participant shall have any security or other interest in any assets of the Company or any Subsidiary or in Company Stock as a result of participation in the Program (except after payment thereof to the Participant).  Participants and all persons claiming under Participants shall rely solely on the unsecured promise of the Company set forth herein, and nothing in the Program, an Award or an Award Notice shall be construed to give a Participant or anyone claiming under a Participant any right, title, interest, or claim in or to any specific asset, fund, entity, reserve, account, or property of any kind whatsoever owned by the Company or any Subsidiary or in which the Company or any Subsidiary may have an interest now or in the future; but each Participant shall have the right to enforce any claim hereunder in the same manner as a general creditor.  Neither the establishment of the Program nor participation hereunder shall create any right in any Participant to make any decision, or provide input with respect to any decision, relating to the business of the Company or any Subsidiary.

8.5           Tax Withholding.  The Company and the Subsidiaries shall deduct and withhold, or cause to be withheld, from a Participant’s payment, including the delivery of Company Stock, made under the Program, or from any other payment to such Participant, an amount necessary to satisfy any and all tax withholding obligations arising under applicable local, state, federal, or foreign laws associated with such payment.  The Company and the Subsidiaries may take any other action as may in their opinion be necessary to satisfy all obligations for the payment and withholding of such taxes.

8.6           No Effect on Other Compensation Arrangements.  Nothing contained in the Program or any Participant’s Award or Award Notice shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements affecting any Participant.  Nothing in the Program shall be construed to affect the provisions of any other compensation plan or program maintained by the Company or any Subsidiary.

8.7           Subsidiaries.  The Company may require any Subsidiary employing a Participant to assume and guarantee the Company’s obligations hereunder to such Participant, either at all times or solely in the event that such Subsidiary ceases to be a Subsidiary.

8.8           Governing Law.  The Program shall be construed in accordance with the laws of the State of Texas.

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IN WITNESS WHEREOF, the undersigned officer of the Company acting pursuant to authority granted to him by the Committee has executed this instrument on February 18, 2009, to be effective as of January 1, 2009.

CONTINENTAL AIRLINES, INC.

By:           /s/ Jeffery A. Smisek
Jeffery A. Smisek
President and Chief Operating Officer